UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 2 TO

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2004

MAGMA DESIGN AUTOMATION, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation)

000-33213	77-0454924
(Commission File Number)	(I.R.S. Employer Identification Number)

5460 Bayfront Plaza, Santa Clara, California	95054
(Address of principal executive offices)	(Zip Code)

(408) 565-7500

(Registrant’s telephone number, including area code)

Explanatory Note

As previously reported by Magma Design Automation, Inc. (“Magma”), in its current report on Form 8-K filed on May 14, 2004 and Amendment No. 1 to the Form 8-K filed on July 13, 2004, Magma has completed its acquisition of Mojave, Inc., a Delaware corporation (“Mojave”), a privately held developer of advanced technology for integrated circuit manufacturability and verification, pursuant to an Agreement and Plan of Reorganization dated as of February 23, 2004. The sole purpose of this Amendment No. 2 to Form 8-K is to amend the pro forma financial information previously provided in Exhibit 99.3 of the Form 8-K to reflect the accounting for Magma’s acquisition of Mojave as an asset purchase rather than an acquisition of a business. With the exception of the revisions made to pro forma financial information in Exhibit 99.3, no other changes have been made to the financial information previously filed with Amendment No. 1 to the Form 8-K.

Item 7. Financial Statements and Exhibits

(b) Pro forma condensed combined financial information

The following unaudited pro forma condensed combined financial information are filed as Exhibit 99.3 hereto, having been revised to reflect the accounting for the Mojave acquisition as an asset acquisition rather than the acquisition of a business, and replace the material previously filed under Exhibit 99.3 in the Form 8-K/A filed on July 13, 2004:

•	Unaudited Pro Forma Balance Sheet as of December 31, 2003.

•	Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2003.

•	Notes to the Unaudited Condensed Combined Financial Statements.

(c) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
2.1	Agreement and Plan of Reorganization, dated as of February 23, 2004, by and among Magma Design Automation, Inc., Motorcar Acquisition Corp., Auto Acquisition Corp., Mojave, Inc. and Vivek Raghavan, as Representative* (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 14, 2004 (File No. 000-33213)).

23.1	Consent of PricewaterhouseCoopers LLP. (incorporated by reference to Exhibit 23.1 to the Company’s Current Report on Form 8-K/A No. 1 filed on July 13, 2004 (File No. 000-33213)).

99.1	Press release dated April 29, 2004 announcing the consummation of the acquisition of Mojave, Inc. (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on May 14, 2004 (File No. 000-33213)).

99.2	Mojave, Inc. Historical Financial Statements. (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K/A No. 1 filed on July 13, 2004 (File No. 000-33213)).

99.3	Unaudited Pro Forma Condensed Combined Financial Information

*	Confidential treatment has been requested for portions of this exhibit, which portions have been omitted from this Form 8-K filing and have been filed separately with the Securities and Exchange Commission.

Pursuant to Item 601(b)(2) of Regulation S-K, certain exhibits and schedules to Exhibit 2.1 have been omitted, but will be furnished supplementally to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGMA DESIGN AUTOMATION, INC.

Dated: July 16, 2004	By:	/s/ Gregory C. Walker
Gregory C. Walker
Senior Vice President—Finance and Chief Financial Officer
(Duly Authorized Signatory)